UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2019 (November 6, 2019)

Investcorp Credit Management BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street

15th Floor

New York, New York 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ICMB	The NASDAQ Global Select Market
6.125% Notes due 2023	CMFNL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On November 6, 2019, Investcorp Credit Management BDC, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company submitted two proposals to the vote of the Company’s stockholders, which are described in detail in the Company’s proxy statement dated October 9, 2019 (the “Proxy Statement”). As of September 17, 2019, the record date for the Annual Meeting, 13,625,533 shares of common stock were eligible to be voted. Of the shares eligible to be voted, 8,881,425 shares were voted in person or by proxy in connection with the proposals.

On November 6, 2019, the Company adjourned the Annual Meeting with respect to the one of the proposals, Proposal No. 2, which is discussed in detail in the Proxy Statement, in order to permit additional time to solicit stockholder votes for such proposal. The reconvened Annual Meeting with respect to Proposal No. 2 will be held on December 5, 2019, at 2:00 p.m., Eastern Time, at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 40th Floor, 1114 Avenue of the Americas, New York, NY 10036. Valid proxies for Proposal No. 2 submitted prior to the Annual Meeting and any adjournment will continue to be valid for this reconvened Annual Meeting, unless properly changed or revoked prior to votes being taken at the reconvened Annual Meeting. The record date of September 17, 2019 will remain the same for the reconvened Annual Meeting.

Below is a description of the matter voted on at the Annual Meeting on November 6, 2019 and the final results of such voting.

Proposal 1: Election of Director

The Company’s stockholders elected one director to serve for a three-year term expiring in 2022, or until his successor is duly elected and qualified. The voting results were as follows:

	Votes For	Votes Withheld

Michael Mauer	7,994,518	886,907

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated November 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2019	INVESTCORP CREDIT MANAGEMENT BDC, INC.

	By:	/s/ Rocco DelGuercio
Name: Rocco DelGuercio
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated November 6, 2019